UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2020

EMERGENT BIOSOLUTIONS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33137	14-1902018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
 400 Professional Drive, Suite 400,
Gaithersburg, Maryland 20879
(Address of principal executive offices, including zip code)

(240) 631-3200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per share	EBS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 25, 2020, the Board of Directors (the “Board”) of Emergent BioSolutions Inc. (the “Company”) appointed Marvin L. White as a Class II director of the Company, effective as of October 1, 2020 (the “Effective Date”), with an initial term expiring at the 2023 annual meeting of stockholders, to fill an existing vacancy on the Board.

He was also appointed as a member of both the Scientific Review Committee and Strategic Operations Committee of the Board, as of the Effective Date. Mr. White was not selected pursuant to any arrangement or understanding with any other person. There are no transactions in which the Company is a party in which Mr. White has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

In connection with his appointment to the Board, and pursuant to the Emergent BioSolutions Inc. Stock Incentive Plan, the Company will grant Mr. White an initial election equity award of $375,000, to be issued on the Effective Date or shortly thereafter, in restricted stock units, which award shall vest one-third per year over three years on the date which is one day prior to the anniversary of the date of grant, subject to Mr. White’s continued service as a director. As a non-employee director, Mr. White will receive additional compensation in accordance with the Company’s non-employee director compensation practices, which are summarized under the heading “Director Compensation” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 9, 2020 (the “Proxy Statement”) and subject to proration in his first year of service. Mr. White will also enter into the Company’s standard form of Indemnification Agreement, a form of which was filed as Exhibit 10 to the Company’s Current Report on Form 8-K, filed with the SEC on January 18, 2013.

Item 7.01 Regulation FD Disclosure.

The Company also issued a press release on August 26, 2020 announcing the appointment of Mr. White. A copy of the press release related to such announcement is furnished as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

 (d)         Exhibits.

Exhibit No.	Description
99	Press release issued by the Company on August 26, 2020
101
Emergent BioSolutions Inc. Current Report on Form 8-K, dated August 25, 2020, formatted in XBRL (Extensible Business Reporting Language): Cover Page. The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENT BIOSOLUTIONS INC.

Dated: August 26, 2020	By:	/s/ RICHARD S. LINDAHL
Name:Richard S. Lindahl Title: Executive Vice President, Chief Financial Officer and Treasurer